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                                                                    EXHIBIT 23-C


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 1995, included in the Current Report on Form 8-K of Southern Mineral Corporation dated April 6, 1995.


                                                   /s/ Arthur Andersen LLP
                                                   -----------------------------
                                                       ARTHUR ANDERSEN LLP

San Antonio, Texas
June 21, 1995